Commitments and Contingencies (Tables)	9 Months Ended
Sep. 30, 2023
Commitments and Contingencies [Abstract]
Schedule of Fair Value of the Representative's Shares	The fair value of the Representative’s Shares of $3,570,576 was determined utilizing a Monte Carlo simulation with the following inputs at December 22, 2021:

December 22, 2021
Input
Risk-free interest rate	0.76%
Expected term (years)	2.27
Expected volatility	11.4%
Stock price	$10.00
Fair value of Representative’s Shares	$7.93